                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         NEW VISUAL ENTERTAINMENT, INC.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                                                          YOUR VOTE IS IMPORTANT







                         NEW VISUAL ENTERTAINMENT, INC.



                                 PROXY STATEMENT












                                             2001 ANNUAL MEETING OF SHAREHOLDERS

[LOGO]



                                                             RAY WILLENBERG, JR.
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER





May ____, 2001



Dear Shareholder:

         I am pleased to invite you to New Visual Entertainment's 2001 Annual Meeting of Shareholders. The meeting will be held at 2:00 p.m. on Wednesday, June 27, 2001 at the San Diego Marriott, 333 West Harbor Drive, San Diego, California.

         At the meeting, you and the other shareholders will be asked to (1) elect directors to the New Visual Entertainment Board; (2) approve an amendment to Article I of our Restated Articles of Incorporation to change the company's name from New Visual Entertainment, Inc. to New Visual Corporation; and (3) ratify the appointment of Grassi & Co., CPAs, P.C. as our independent auditors for the current fiscal year. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about us and our operations, including our audited financial statements, in the enclosed Annual Report.

         We hope you can join us on June 27. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please MARK your votes on the enclosed proxy, SIGN AND DATE THE PROXY, and RETURN it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.


                                                     Very truly yours,



                                                     Ray Willenberg, Jr.

[LOGO]                                            NEW VISUAL ENTERTAINMENT, INC.
                                                     5920 FRIARS ROAD, SUITE 104
                                                     SAN DIEGO, CALIFORNIA 92108
                                                                    619.692.0333


May ____, 2001



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 2001

         New Visual Entertainment, Inc. will hold its 2001 Annual Meeting of Shareholders at the San Diego Marriott, 333 West Harbor Drive, San Diego, California on Wednesday, June 27, 2001 at 2:00 p.m.

         We are holding this meeting:

o To elect eight directors to serve until the 2002 Annual Meeting of Shareholders and their successors are elected and qualified;

o To approve an amendment to Article I of our Restated Articles of Incorporation to change the company's name from New Visual Entertainment, Inc. to New Visual Corporation;

o To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent auditors; and

o        To transact any other business that properly comes before the meeting.

         Your board of directors recommends that you vote in favor of each of the proposals outlined in this proxy statement.

         Your board of directors has selected May 7, 2001 as the record date for determining shareholders entitled to vote at the meeting. A list of shareholders on that date will be available for inspection at our corporate headquarters, 5920 Friars Road, Suite 104, San Diego, California, for at least ten days before the meeting. The list also will be available for inspection at the meeting.

         This notice of annual meeting, proxy statement, proxy and our 2000 Annual Report to Shareholders are being distributed on or about May ____, 2001.

                                         By Order of the Board of Directors,


                                         C. Rich Wilson III
                                         Secretary

                                TABLE OF CONTENTS



QUESTIONS AND ANSWERS........................................................  1

ITEM 1.  ELECTION OF DIRECTORS...............................................  4

STOCK OWNERSHIP..............................................................  8
   Beneficial Ownership of Certain Shareholders, Directors and Executive
     Officers................................................................  8
   Section 16(a) Beneficial Ownership Reporting Compliance................... 10

MANAGEMENT................................................................... 10
   Executive Officers........................................................ 10
   Executive Compensation.................................................... 11
   2000 Omnibus Securities Plan.............................................. 13
   Employment Agreements..................................................... 14
   Compensation Committee Interlocks and Insider Participation............... 16
   Compensation Committee Report............................................. 16
   Stock Performance Graph................................................... 17
   Certain Transactions...................................................... 18

ITEM 2.  APPROVAL OF AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION..... 18

ITEM 3.  RATIFICATION OF INDEPENDENT AUDITORS................................ 19

ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS................................... 20


              ----------------------------------------------------
                             YOUR VOTE IS IMPORTANT.
               PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY CARD.
              ----------------------------------------------------

                              QUESTIONS AND ANSWERS

Q1:      WHO IS SOLICITING MY PROXY?

A: WE, THE BOARD OF DIRECTORS OF NEW VISUAL, ARE SENDING YOU THIS PROXY STATEMENT IN CONNECTION WITH OUR SOLICITATION OF PROXIES FOR USE AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS. Certain directors, officers and employees of New Visual also may solicit proxies on our behalf by mail, phone, fax or in person.

Q2:      WHO IS PAYING FOR THIS SOLICITATION?

A: New Visual will pay for the solicitation of proxies. New Visual also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of New Visual common stock.

Q3:      WHAT AM I VOTING ON?

A: Three items: (1) the election of Ivan Berkowitz, Lilly Beter, Allan Blevins, Bruce Brown, John Howell, Celso B. Suarez, Jr., Ray Willenberg, Jr. and C. Rich Wilson III, to the board of directors; (2) the approval of an amendment to Article I of our Restated Articles of Incorporation to change the company's name from New Visual Entertainment, Inc. to New Visual Corporation; and (3) the ratification of Grassi & Co., CPAs, P.C. as our independent auditors for the current fiscal year.

Q4:      WHO CAN VOTE?

A: Only those who owned New Visual common stock at the close of business on May 7, 2001, the record date for the Annual Meeting, can vote. If you owned New Visual common stock on the record date, you have one vote per share for each matter presented at the Annual Meeting.

Q5:      HOW DO I VOTE?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the enclosed prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person--by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of New Visual written notice of your revocation or by submitting a later-dated proxy. If you execute, date and return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the eight nominees for director named in this proxy statement, FOR the amendment to our Restated Articles of Incorporation, and FOR ratification of Grassi & Co., CPAs, P.C. as our independent auditors.

Q6:      WHAT CONSTITUTES A QUORUM?

A: Voting can take place at the Annual Meeting only if shareholders owning a majority of the voting power of the common stock (a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. On the record date, we had 24,853,291 shares of common stock outstanding. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed. A broker non-vote results from a situation in which a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares.

Q7:      WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE MATTERS BEING PASSED?

 A: ELECTION OF DIRECTORS. Directors need the affirmative vote of holders of a plurality of the voting power present to be elected. At this year's meeting, the eight nominees receiving the greatest number of votes will be deemed to have received a plurality of the voting power present. Neither abstentions nor broker non-votes will have any effect on the election of directors.

         APPROVAL OF AN AMENDMENT TO ARTICLE I OF OUR RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM NEW VISUAL ENTERTAINMENT, INC. TO NEW VISUAL CORPORATION. To approve this item, shareholders holding a majority of the total voting power of the common stock must affirmatively vote to approve the matter. Abstentions and broker non-votes have the same effect as votes "against" the proposal.

         RATIFICATION OF INDEPENDENT AUDITORS. To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent auditors for the current fiscal year, shareholders holding a majority of the shares represented in person or by proxy at the meeting must affirmatively vote to approve the matter. Abstentions have the same effect as votes "against" the proposal, while broker non-votes have no effect at all.

Q8:      HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE MATTERS PROPOSED?

A: The board of directors of New Visual unanimously recommends that shareholders vote FOR each of the proposals submitted at this year's Annual Meeting.

Q9:      WILL THERE BE OTHER MATTERS PROPOSED AT THE 2001 ANNUAL MEETING?

A: New Visual's bylaws limit the matters presented at the Annual Meeting to those in the notice of the meeting (or any supplement), those otherwise properly presented by the board of directors and those presented by shareholders so long as the shareholder gives the Secretary WRITTEN NOTICE of the matter on or before May __, 2001. Please refer to the section of this proxy statement captioned "Annual Meeting Advance Notice Requirements" for a description of the information to be contained in the Secretary's notice. We do not expect any other matter to come before the Annual Meeting. However, if any other matter is presented, your signed proxy gives the individuals named as proxies authority to vote your shares in their discretion.

Q10: WHEN ARE 2002 SHAREHOLDER PROPOSALS DUE IF THEY ARE TO BE INCLUDED IN THE COMPANY'S PROXY MATERIALS?

A: To be considered for presentation at New Visual's 2002 Annual Meeting of Shareholders and included in our proxy statement, a shareholder proposal must be received at New Visual's offices no later than December 15, 2001. To curtail controversy as to the date on which a proposal was received by the Company, we suggest that proponents submit their proposals by certified mail, return receipt requested.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

         The board of directors of New Visual has currently set the number of directors constituting the whole board at eight. At the upcoming Annual Meeting, you and the other shareholders will elect eight individuals to serve as directors until the 2002 Annual Meeting and their successors are elected and qualified. All nominees are currently serving as directors of New Visual.

         The persons designated as proxies will vote the enclosed proxy for the election of all of the nominees unless you direct them to withhold your vote for any one or more nominees. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the board. We recommend a vote FOR each of the nominees.

         Below are the names and ages of the nominees for director, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

o        IVAN BERKOWITZ             AGE 54, A DIRECTOR SINCE AUGUST 2000.
                                    Since 1993, Mr. Berkowitz has served as the managing general partner of Steib & Company, a privately held New York-based investment company. Between 1995 and 1997, Mr.
                                    Berkowitz served as Chairman of the Board of Directors of Migdalei Shekel. Currently, Mr.
                                    Berkowitz serves on the Board of Directors of the following public companies:
                                    Propierre, a real estate fund; HMG
                                    Worldwide, a manufacturer of point of
                                    purchase displays; Polyvision Corporation, a manufacturer of school products and displays; Migdalei Shekel; ConnectivCorp, a deep content provider that facilitates online connections between consumers and health-oriented companies; and NetCurrents,
                                    Inc., an Internet intelligence company. He is also the Chairman of the Advisory Board of THCG, Inc., a publicly traded investment banking firm. Since 1989, Mr. Berkowitz has served as President of Great Court Holdings
                                    Corporation, a privately held New York-based investment company. Mr. Berkowitz holds a B.A. from Brooklyn College, an MBA from
                                    Baruch College, City University of New York, and a Ph.D. in International Law from Cambridge University. He is Chairman of the
                                    Audit Committee and a member of the
                                    Compensation Committee of the Board of
                                    Directors of New Visual.

o        LILLY BETER                AGE 66, A DIRECTOR SINCE MAY 2000.
                                    For at least the past five years and until her retirement in June 1999, Ms. Beter was the President of Lilly Beter Capital Group,
                                    Ltd., a financial advisory firm with offices in Washington, D.C., New York, California,
                                    Florida, Minnesota, Illinois, Gibraltar, and
                                    Turks and Caicos Islands (British West
                                    Indies). Ms Beter is no longer an officer or employee of Lilly Beter Capital Group, Ltd.
                                    and holds no economic interest in the firm.
                                    Ms. Beter is a member of the American League of Lobbyists and the American Arbitration
                                    Association. She is a member of the Audit and Compensation Committees of the Board of Directors of New Visual.

o        ALLAN BLEVINS              AGE 51, A DIRECTOR SINCE MAY 2001.
                                    Mr. Blevins is President of our wholly-owned subsidiary, New Wheel Technology, Inc. and
                                    Chief Operating Officer of the Company. He has served in these capacities since our acquisition of New Wheel Technology in February 2000. Mr. Blevins served as
                                    Director of New Technologies for Arescom,
                                    Inc., an Internet access router and xDSL manufacturer, from January 1999 to May 1999.
                                    From February 1998 to November 1998, he was
                                    Director of New Development for Metricom,
                                    Inc., a wireless data network provider. From
                                    July 1996 to January 1998, Mr. Blevins was employed as a Network Engineer by GE
                                    Capital. From December 1994 to June 1996,
                                    Mr. Blevins served as an independent
                                    telecommunications consultant. He has more than 32 years of experience in design, product management, manufacturing and marketing in the network, telephony and telecommunications industries, as well as a broad understanding of LAN, WAN, MAN transport, Ethernet transport, TCP/IP, ATM,
                                    T-Carrier, xDSL, ISDN, Routing, Internet access and other higher layer protocol technologies. Mr. Blevins holds a patent in the field of transmission technology and has served on the ISDN standards committee for the past three years.

o        BRUCE BROWN                AGE 63, A DIRECTOR SINCE JUNE 2000.
                                    Over the past 30 years, Mr. Brown has been an independent director and producer of motion pictures. He was nominated for an Academy Award in 1971 for directing "On any Sunday," a motorcycle adventure film starring Steve McQueen. Mr. Brown has earned worldwide distinction as the director and producer of the first of its kind documentary, "Endless Summer," which is the second highest grossing documentary film of all time. Its sequel, "Endless Summer 2," also directed by Mr. Brown, grossed more than $10 million in its first year of theatrical distribution. In association with
                                    New Visual, Mr. Brown has begun filming a new surfing adventure film for mainstream theatrical release. Mr. Brown's other movie credits include "Slippery When Wet,"
                                    "Surfin' Shorts," "Surf Crazy," "Surfin'
                                    Hollow Days," "Barefoot Adventure" and
                                    "Waterlogged."

o        JOHN HOWELL                AGE 55, A DIRECTOR SINCE APRIL 2000.
                                    Mr. Howell has served as our Executive Vice
                                    President since July 2000. From January 1998 until his retirement in October 1998, Mr.
                                    Howell was Vice President of TeraGLOBAL
                                    Communications Corp., a manufacturer of
                                    hardware for the convergence of voice,
                                    video, and data. From 1997 to 1998, Mr.
                                    Howell was Chief Executive Officer of
                                    EVERSYS Corporation, a manufacturer of
                                    computer equipment. From 1993 to 1996, Mr.
                                    Howell served as Chief Executive Officer of
                                    Polar Bear Station No. 1, Inc. d/b/a
                                    Paradise Sport Fishing, an owner and
                                    operator of sport fishing boats. Mr. Howell has a B.S. in Aerospace Engineering from Oregon State University.

o        CELSO B. SUAREZ, JR.       AGE 44, A DIRECTOR SINCE MAY 2000.
                                    Mr. Suarez is an attorney. Since October
                                    1999, Mr. Suarez has been a practicing
                                    attorney in Houston, Texas. From March 1999 to September 1999, Mr. Suarez was Assistant
                                    General Counsel of OCS, Inc., a manufacturer of waste processing plants. From January
                                    1997 to March 1999, Mr. Suarez served as
                                    Assistant General Counsel and as a director of ZEROS USA, Inc., a provider of energy-efficient waste processing systems and equipment. From 1987 to 1997, Mr. Suarez was engaged in the private practice of law in Houston, Texas. Mr. Suarez earned his
                                    B.S. in Cultural Anthropology from the
                                    University of Houston and a J.D. from Drake
                                    University College of Law. He is Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors of New Visual.

o        RAY WILLENBERG, JR.        AGE 49, A DIRECTOR SINCE OCTOBER 1996.
                                    Mr. Willenberg has served as our Chairman of the Board, Chief Executive Officer, and
                                    President since April 1997. Mr. Willenberg joined New Visual as Vice President and

                                    Corporate Secretary in 1996. From 1972 to
                                    1995, Mr. Willenberg was Chief Executive
                                    Officer of Mesa Mortgage Company in San
                                    Diego, California.

o        C. RICH WILSON III         AGE 32, A DIRECTOR SINCE APRIL 2000.
                                    Mr. Wilson has served as our Vice President and Secretary since April 2000, and has served as an employee or independent contractor for New Visual since July 1995, providing marketing, sales and business development services. Since June 1998, Mr.
                                    Wilson has also served as the President of Impact Pictures, Inc., a multimedia design firm he founded. In December 1999, New
                                    Visual acquired Impact Pictures, Inc., which now operates as Impact Multimedia, Inc. From
                                    March 1993 through July 1995, Mr. Wilson was
                                    National Marketing Manager for Spevco, Inc., a special events marketing firm. Mr. Wilson has a B.A. in English from the University of North Carolina at Charlotte.

COMPENSATION OF DIRECTORS

         Each outside director is paid $2,000 for each meeting of our Board of Directors attended and for each committee meeting attended. In addition, we have granted stock and stock options to the directors to compensate them for their services. Our directors are eligible to receive stock option grants under our 2000 Omnibus Securities Plan. During fiscal 2000, we granted, outside of the 2000 Omnibus Securities Plan, options to purchase 275,000 shares to Ivan Berkowitz for his services as a director. We also granted 12,500 shares of common stock to each of Bruce Brown and Celso B. Suarez, Jr. for their services as directors. We reimburse our directors for reasonable expenses incurred in traveling to and from board meetings (or a committee thereof).

COMMITTEES OF THE BOARD OF DIRECTORS

         Our Board of Directors operates with the assistance of the Audit Committee and the Compensation Committee. The function of the Audit Committee is to:

         o make recommendations to the full Board of Directors with respect to appointment of the Company's independent auditors; and

         o meet periodically with our independent auditors to review the general scope of audit coverage, including consideration of our accounting practices and procedures, our system of internal accounting controls and financial reporting.

         The Audit Committee adopted a written charter governing its actions on June 26, 2000. The Charter of the Audit Committee of New Visual appears in full at Appendix B of this Proxy Statement. All three members of our Audit Committee are "independent" within the definition of that term as provided by Rule 4200 of the listing standards of the National Association of Securities Dealers. The Audit Committee was formed during the fiscal year ended October 31, 2000 but did not meet until December of 2000.

         The Audit Committee:

         o has reviewed and discussed our audited financial statements with our management;

         o has discussed with our independent auditors the matters required to be discussed by SAS 61, as it may be modified or supplemented;

         o has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and has discussed with our independent auditors the independent auditor's independence; and

         o has recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended October 31, 2000 for filing with the Commission.

         Ivan Berkowitz, Lilly Beter and Celso B. Suarez, Jr. serve on our Audit Committee, with Mr. Berkowitz serving as Chairman.

         The function of our Compensation Committee is to review and approve the compensation arrangements for our executive officers. The Compensation Committee, which consists of Celso B. Suarez, Jr. serving as Chairman, Ivan Berkowitz and Lilly Beter, did not meet during the fiscal year ended October 31, 2000. For a more detailed discussion of the Compensation Committee, see "Compensation Committee Report."

         We do not maintain a formal nominating committee.

BOARD MEETINGS

         The Board of Directors of New Visual met twice during the fiscal year ended October 31, 2000. None of the directors attended fewer than 75% of the meetings held during such period. Other actions were taken by unanimous consent in lieu of a meeting during the fiscal year ended October 31, 2000.


                                 STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF CERTAIN SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to the beneficial ownership of our common stock at May 7, 2001, by:

         o each of our named executive officers, directors, and nominees for director;

         o        all of our executive officers and directors as a group; and

         o each person, or group of affiliated persons, known to us to own beneficially more than 5% of our common stock.

         In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and common stock purchase warrants within 60 days of May 7, 2001. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each executive officer and director is c/o New Visual Entertainment, Inc., 5920 Friars Road, Suite 104, San Diego, California 92108. We have calculated the percentages of shares beneficially owned based on 24,853,291 shares of common stock outstanding at May 7, 2001.

                                                                                  SHARES BENEFICIALLY OWNED (1)
                                                                                --------------------------------
                             PERSON OR GROUP                                      NUMBER             PERCENT (2)
--------------------------------------------------------------------            -------------        -----------
Ray Willenberg, Jr. .................................................           1,778,280 (3)           7.05%
C. Rich Wilson III...................................................             144,375 (4)             *
Lilly Beter .........................................................               2,500 (5)             *
John Howell..........................................................             112,650 (6)             *
Celso B. Suarez, Jr..................................................              15,000 (7)             *
Bruce Brown..........................................................              16,500 (8)             *
Ivan Berkowitz.......................................................             277,500 (9)           1.10%
Allan Blevins .......................................................           1,500,000 (10)          6.04%
Michael Shepperd.....................................................           1,500,000 (11)          6.04%
All named executive officers and directors as a group (9 persons)....           5,346,805 (12)         20.82%


--------------
*        Less than 1%.
(1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.
(2) Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days. The number of shares shown includes outstanding shares of common stock owned as of May 7, 2001 by the person indicated and shares underlying options owned by such person on May 7, 2001 that were exercisable within 60 days of that date. Our total issued and outstanding stock as of May 7, 2001 was 24,853,291 shares.
(3) Includes options to purchase 375,000 shares of common stock at an exercise price of $4.00 per share and options to purchase 5,000 shares of Common Stock at an exercise price of $3.92 per share.
(4) Includes options to purchase 62,500 shares of common stock at an exercise price of $4.00 per share and options to purchase 5,000 shares of Common Stock at an exercise price of $3.92 per share.
(5) Includes options to purchase 2,500 shares of Common Stock at an exercise price of $3.92 per share.
(6) Includes options to purchase 87,500 shares of common stock at an exercise price of $4.40 per share and options to purchase 5,000 shares of Common Stock at an exercise price of $3.92 per share.
(7) Includes options to purchase 2,500 shares of Common Stock at an exercise price of $3.92 per share.
(8) Includes options to purchase 2,500 shares of Common Stock at an exercise price of $3.92 per share.
(9) Includes options to purchase 275,000 shares of common stock at an exercise price of $4.00 per share and options to purchase 2,500 shares of Common Stock at an exercise price of $3.92 per share.
(10)     Mr. Blevins' address is 2456 Armstrong Street, Livermore, CA 94550.
(11)     Mr. Shepperd's address is 2456 Armstrong Street, Livermore, CA 94550.

(12) Includes options to purchase 825,000 shares of common stock that may be acquired through the exercise of stock options held by certain directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. The SEC has designated specific due dates for these reports. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us with respect to fiscal year 2000, or written representations from certain reporting persons, we believe that the following directors filed late Form 3's for fiscal year 2000:
Ivan Berkowitz; Lilly Beter; Bruce Brown; John Howell; Celso B. Suarez, Jr.; and
C. Rich Wilson III. In addition, we believe John Howell filed a late Form 4 during fiscal year 2000 representing seven transactions. Herb Lightman and Elorian Landers, former directors of New Visual Entertainment, each filed a late Form 4 during fiscal year 2000 representing six and five transactions, respectively.


                                   MANAGEMENT

EXECUTIVE OFFICERS

         Below are the names and ages of our executive officers, and certain executive officers of our wholly-owned subsidiary, New Wheel Technology, Inc. as of May 7, 2001 and a brief description of their prior experience and qualifications.

RAY WILLENBERG, JR.                 AGE 49, CHAIRMAN OF THE BOARD, CHIEF
                                    EXECUTIVE OFFICER AND PRESIDENT SINCE APRIL
                                    1997. See biography of Mr. Willenberg on page 5.

C. RICH WILSON III                  AGE 32, VICE PRESIDENT AND SECRETARY SINCE
                                    APRIL 2000. See biography of Mr. Wilson on page 5.

JOHN HOWELL                         AGE 55, EXECUTIVE VICE PRESIDENT SINCE JULY
                                    2000. See biography of Mr. Howell on page 4.

THOMAS J. SWEENEY                   AGE 50, CHIEF FINANCIAL OFFICER SINCE APRIL
                                    2001. Mr. Sweeney recently joined us as our Chief Financial Officer. He is also a partner in Tatum CFO Partners, LLP where he has served since August 10, 2000. During his tenure with Tatum CFO Partners, Mr. Sweeney has served as Chief Financial Officer of Mitchell International, Inc., a provider of information software, print publications and business solutions for the insurance and automotive collision repair industries and as part time Chief Financial Officer to several early stage companies. Prior to joining Tatum CFO Partners, from 1994 until
                                    August 10, 2000, he served as Chief
                                    Financial Officer of Coral Biotechnology, a manufacturer and seller of automated diagnostic products to clinical laboratories. Mr. Sweeney holds both a B.B.A in accounting and an MBA from the University of Texas. He is also a licensed Certified
                                    Public Accountant.

Allan Blevins                       AGE 51, CHIEF OPERATING OFFICER OF THE
                                    COMPANY AND PRESIDENT OF NEW WHEEL
                                    TECHNOLOGY SINCE FEBRUARY 2000. See
                                    biography of Mr. Blevins on page 5.

MICHAEL SHEPPERD                    AGE 50, CHIEF TECHNOLOGY OFFICER OF THE
                                    COMPANY AND VICE PRESIDENT OF NEW WHEEL
                                    TECHNOLOGY SINCE FEBRUARY 2000. Mr. Shepperd is Vice President of our wholly-owned subsidiary, New Wheel Technology, Inc. He has served in this capacity since our acquisition of New Wheel Technology in February 2000. From 1987 to 1999, Mr.
                                    Shepperd worked in a consulting capacity designing firmware/software, FPGA, EPLD,
                                    VHDL, T-1/E-1 and DSP solutions. Mr.
                                    Shepperd has more than 20 years experience in computer systems design, including embedded systems applications, telephony and telecommunications products design and manufacturing. Mr. Shepperd holds a patent in the field of transmission technology and has served on the ISDN standards committee for the past three years.


EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION. For services rendered during the fiscal year ended October 31, 2000, three of the executive officers listed above received total annual salary and bonus in excess of $100,000. The following table sets forth information regarding all annual compensation paid to such individuals, including our Chief Executive Officer, for the fiscal years ended October 31, 1998, 1999 and 2000.

                                                        ANNUAL COMPENSATION
                                                 ----------------------------------
                                                                                     SECURITIES
                                        FISCAL                       OTHER ANNUAL    UNDERLYING
    NAME AND PRINCIPAL POSITION(S)       YEAR     SALARY     BONUS   COMPENSATION    OPTIONS (#)
    ------------------------------       ----     ------     -----   ------------    -----------
Ray Willenberg, Jr.                      2000     $190,417     $-0-   $112,500 (1)   750,000(3)
Chairman of the Board, Chief             1999       62,500      -0-    127,500 (2)       -0-
   Executive Officer and President       1998       40,000      -0-            -0-       -0-

Allan Blevins (4)                        2000      148,933   12,500        ---           ---
Chief Operating Officer

Michael Shepperd (5)                     2000      148,933   12,500        ---           ---
Chief Technology Officer

----------------
(1) Represents the issuance to Mr. Willenberg in November 1999 of 562,500 shares of common stock valued at $.20 per share, as adjusted to give effect to a 1-for-4 reverse stock split effected on June 22, 2000.
(2) Represents the issuance to Mr. Willenberg of 796,875 shares of common stock valued at $.16 per share, as adjusted to give effect to a 1-for-4 reverse stock split effected on June 22, 2000.
(3) Adjusted to give effect to a 1-for-4 reverse stock split effected on June 22, 2000.
(4)      Mr. Blevins' employment with us began on February 14, 2000.
(5)      Mr. Shepperd's employment with us began on February 14, 2000.

         In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted for the named executive officers because the aggregate amount of these perquisites and other personal benefits was less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for the named executive officers.

         Ray Willenberg, Jr., our Chairman of the Board, Chief Executive Officer and President, joined us in 1996. His current annual base salary is $250,000. In addition, Mr. Willenberg was granted 562,500 shares of common stock in November 1999, as adjusted to give effect to a 1-for-4 reverse stock split effected on June 22, 2000, as compensation for his services as President and as a director.

         STOCK OPTIONS GRANTED DURING THE YEAR ENDED OCTOBER 31, 2000. Mr. Willenberg was granted options to purchase 750,000 shares of stock at an exercise price of $4.00 per share in February 2000 as adjusted to give effect to a 1-for-4 reverse stock split effected on June 22, 2000. One-fourth of the options vested on the grant date, and the remainder will vest in equal increments on each of the next three anniversaries of the grant date. The following table sets forth each grant of stock options made during the year ended October 31, 2000 held by the executives named in the Summary Compensation Table above (the "named executive officers").


                               OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                                                               -----------------
                                                     PERCENT OF
                                                       TOTAL
                                                      OPTIONS
                                       SECURITIES    GRANTED TO    EXERCISE
                                       UNDERLYING    EMPLOYEES     OR BASE                 GRANT DATE
                                         OPTIONS     IN FISCAL      PRICE     EXPIRATION     PRESENT
   NAME AND PRINCIPAL POSITION(S)      GRANTED (#)     YEAR       ($/SHARE)      DATE       VALUE (1)
   ------------------------------      -----------     ----       ---------      ----       ---------
Ray Willenberg, Jr.                      750,000        68.89%       $4.00       2/11/05     $682,500
Chairman of the Board, Chief
   Executive Officer and President

Allan Blevins                             ----          ----         ----         ----         ----
Chief Operating Officer

Michael Shepperd                          ----          ----         ----         ----         ----
Chief Technology Officer

---------------------
         (1) In accordance with Securities and Exchange Commission Rules, the Black-Sholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. New Visual's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Sholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the grant date present value for the options granted: expected life of the option of three years, volatility at 33.0%, dividend yield of 0.0% and discount rate of 5.5%.

         YEAR-END OPTION VALUES. The named executive officers did not exercise any stock options during the year ended October 31, 2000. The following table sets forth information concerning the value of unexercised options as of October 31, 2000 held by the named executive officers.

                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND FISCAL YEAR-END OPTION VALUES
                                                   NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                   OPTIONS AT FY-END (#)             OPTIONS AT FY-END
                                                   -------------------------------   -----------------------------
                     SHARES
                     ACQUIRED ON     VALUE
NAME                 EXERCISE (#)    REALIZED ($)   EXERCISABLE      UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                 ------------    ------------   -----------      -------------    -----------    -------------
Ray Willenberg, Jr.        -----         -----          187,500          562,500        $170,625         $511,875
Allan Blevins              -----         -----           -----            -----           -----           -----
Michael Shepperd           -----         -----           -----            -----           -----           -----


2000 OMNIBUS SECURITIES PLAN

         On April 20, 2000, our Board of Directors adopted, and subsequently on May 31, 2000, the shareholders of the Company approved, the 2000 Omnibus Securities Plan. The 2000 Omnibus Securities Plan authorizes the granting of stock options and restricted stock awards. The 2000 Omnibus Securities Plan may be administered by the Board of Directors or a committee approved by the Board. A total of 2,500,000 shares of common stock are reserved for issuance under the

2000 Omnibus Securities Plan. Options granted under the option plan may be either (i) options intended to constitute incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or any corresponding provisions of succeeding law, or (ii) non-qualified stock options.

         The exercise price for each stock option is determined by the Board. Incentive stock options must have an exercise price of at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2000 Omnibus Securities Plan, fair market value of the common stock for a particular date will generally be the closing sale price for the stock if the common stock is listed on an established stock exchange. If the common stock is not listed on an established stock exchange on a particular date, the fair market value of the common stock will be the average of the closing bid and asked prices per share for the stock as quoted by The NASDAQ SmallCap market or on the OTC Bulletin Board of the National Association of Securities Dealers or in the NQB Pink Sheets published by the National Quotation Bureau Incorporated.

         No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2000 Omnibus Securities Plan, the aggregate fair market value of the common stock for which one or more incentive stock options granted to any participant may, for the first time, become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed $100,000.

         As of October 31, 2000, no options have been granted under the 2000 Omnibus Securities Plan.

EMPLOYMENT AGREEMENTS

         RAY WILLENBERG, JR. On February 11, 2000, we entered into an employment agreement with Ray Willenberg, Jr. to serve as our Chief Executive Officer. The agreement became effective April 1, 2000, is effective through April 1, 2003, and will automatically renew for successive one-year periods unless either Mr. Willenberg or New Visual gives written notice of termination at least 60 days prior to the expiration date of the agreement. Under the agreement, Mr. Willenberg receives a base salary of $250,000 per year plus an annual increase of $50,000 effective each April 1st. Mr. Willenberg has agreed to forego this increase until New Visual achieves certain target revenues. Mr. Willenberg is also eligible to receive other salary increases and bonus awards at the discretion of the board.

         Mr. Willenberg may be terminated by us at any time for "cause," as defined in the agreement. In the event Mr. Willenberg is terminated "without cause" or leaves New Visual for "good reason," each as defined in the agreement, then Mr. Willenberg will receive a severance payment equal to his salary for the lesser of the remainder of his term of employment or two years.

         If Mr. Willenberg is terminated without cause or with good reason within one year after a "change of control," as defined in the agreement, then Mr. Willenberg will receive a severance payment equal to two times the sum of his salary in effect at the time of his termination plus any annual bonus he would have received for such period.

         JOHN HOWELL. On June 20, 2000, we entered into an employment agreement with John Howell to serve as our Executive Vice President. The agreement became effective July 1, 2000 and is effective through July 1, 2003. Under the agreement, Mr. Howell receives an annual base salary of $15,000 per year. Mr. Howell is also eligible to receive bonus awards at the discretion of the Board of Directors. In connection with Mr. Howell's employment agreement, we granted Mr. Howell stock options to purchase 210,000 shares of our common stock at a purchase price of $4.40 per share. Thirty-five thousand options vested on June 20, 2000, the date of the stock option grant. An additional 17,500 of the stock options granted to Mr. Howell vested on September 30 and December 31, 2000 and on March 31, 2001. The remaining stock options will vest in equal increments of 17,500 shares quarterly until December 31, 2002. The stock options will terminate on the earlier of Mr. Howell's termination or June 20, 2005; provided however, that if Mr. Howell is terminated "without cause" or leaves "with good reason," each as defined in the agreement, the stock options will terminate on June 20, 2005.

         Pursuant to the agreement, Mr. Howell may be terminated by us at any time for "cause," as defined in the agreement. In the event Mr. Howell is terminated "without cause" or leaves New Visual for "good reason," each as defined in the agreement, then Mr. Howell will receive a severance payment equal to his salary for the lesser of (i) the remainder of the term of his employment or (ii) three months.

         ALLAN BLEVINS. On February 14, 2000, we entered into an employment agreement with Allan Blevins to serve as our Chief Operating Officer. The agreement became effective February 14, 2000, continued through September 30, 2000, was renewed through February 14, 2001, following which it was extended through June 30, 2001. Under the agreement, Mr. Blevins receives a base salary of $208,000 per year. He received a $12,500 signing bonus. Mr. Blevins is also eligible to receive other salary increases and bonus awards at the discretion of the Board. Mr. Blevins may be terminated by us at any time for "cause," as defined in the agreement.

         MICHAEL SHEPPERD. On February 14, 2000, we entered into an employment agreement with Michael Shepperd to serve as our Chief Technology Officer. The agreement became effective February 14, 2000, continued through September 30, 2000, was renewed through February 14, 2001, following which it was extended through June 30, 2001. Under the agreement, Mr. Shepperd receives a base salary of $208,000 per year. He received a $12,500 signing bonus. Mr. Shepperd is also eligible to receive other salary increases and bonus awards at the discretion of the Board. Mr. Shepperd may be terminated by us at any time for "cause," as defined in the agreement.

ADDITIONAL STOCK OPTIONS

         C. RICH WILSON III. On February 11, 2000, we granted Mr. Wilson stock options to purchase 500,000 shares of the our common stock at a purchase price of $1.00 per share. As a result of our 1 for 4 reverse stock split, this stock option grants Mr. Wilson the right to purchase 125,000 shares of common stock at a purchase price of $4.00 per share. One quarter of these options vested on the date they were granted. The remaining options will vest annually in increments of 31,250 shares on the anniversary of the date the stock options were granted. Upon vesting, Mr. Wilson may exercise the stock options until the earlier of February 11, 2005, or within one year of the termination of his employment with us.

         IVAN BERKOWITZ. On October 27, 2000 we granted Mr. Berkowitz the option to purchase 275,000 shares of our common stock at a purchase price of $4.00 per share. The stock options were fully vested on the date of this grant, and will expire on the earlier of October 27, 2010 or one year from the date on which Mr. Berkowitz ceases to be a director. Mr. Berkowitz's stock options were issued in connection with Mr. Berkowitz's agreement to join our Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         There are no compensation committee interlocks between the members of our Compensation Committee and any other entity. At present, Lilly Beter, Celso
B. Suarez, Jr. and Ivan Berkowitz are the members of the Compensation Committee. None of the members of the Board's Compensation Committee (a) was an officer or employee of ours or any of our subsidiaries during the last fiscal year; (b) was formerly an officer of ours or any of our subsidiaries; or (c) had any relationship with us or any of our subsidiaries requiring disclosure under Item 404 of Regulation S-K.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee makes recommendations to the Board concerning the base salary and cash bonus for the Chief Executive Officer and the other executive officers and senior management of the Company. The Compensation Committee considers the objectives of the Company, in particular that of further developing its proprietary technology and designing, manufacturing and marketing products based upon it. To realize these objectives, the Company's compensation levels must be such as to motivate and retain these individuals.

         During the last fiscal year the Compensation Committee did not meet, and the Chief Executive Officer's base salary and bonus were reviewed and approved by the Board of Directors as a whole (including those executive officers of the Company serving on the Board of Directors) in connection with the Board's approval of the terms of the new employment agreement entered into with Ray Willenberg, Jr. in February, 2000. In reviewing and approving these arrangements, the Board considered the objectives set forth above, as well as the comparability of Mr. Willenberg's salary and bonus to that of similarly situated individuals in the industry. In reviewing and setting the compensation levels of the Company's executive officers and senior management other than Mr. Willenberg for the last fiscal year, the Board relied in part upon the recommendation of Mr. Willenberg as the person in the best position to judge the respective performances of said individuals and to evaluate their contribution to the development of the Company's business and achievement of its objectives. It also considered the comparability of the proposed compensation to that of similarly situated individuals in the marketplace.

         In reviewing and setting the compensation levels of the Company's executive officers and senior management other than Mr. Willenberg for the future, the Compensation Committee will continue to rely in part upon the recommendation of Mr. Willenberg as the person in the best position to judge the respective performances of said individuals and to evaluate their contribution to the development of the Company's business and achievement of its objectives. It also will continue to consider the comparability of the proposed compensation to that of similarly situated individuals in the marketplace.

         Celso B. Suarez, Jr.   Lilly Beter     Ivan Berkowitz

STOCK PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return on New Visual Entertainment's common stock for the period commencing on October 31, 1996 through October 31, 2000 with the cumulative total return of the S&P Small Cap 600 Index, the Russell 2000 Index, and the Wilshire 5000 Index over the same time period. Assuming that the value of the investment in our common stock and each index was $100 on October 31, 1996, and that all dividends were reinvested, the graph compares our cumulative total return with each of these referent indices plotted on an annual basis.

                                        Cumulative Total Return
                        --------------------------------------------------------
                        10/31/96     10/31/97   10/31/98    10/31/99    10/31/00
                        --------     --------   --------    --------    --------
NVEI                       100           19           5         50         155

S&P SMALL CAP 600          100          139         115        128         160

WILSHIRE 5000              100          129         148        186         201

RUSSELL 2000               100          121         102        132         153

CERTAIN TRANSACTIONS

         EMPLOYMENT AGREEMENTS. We have entered into employment agreements with Mr. Willenberg, Mr. Howell, Mr. Blevins and Mr. Shepperd who are directors and named executive officers. See "--Employment Agreements."

         FILM PRODUCTION AGREEMENT. On April 9, 2000, we entered into an agreement with Bruce Brown, who is one of our directors, and with Dana Brown and John-Paul Beeghly (collectively, the "Brown Partners") in which we agreed to form a venture and produce a motion picture with the working title "Top Secret Surf Film." In this agreement, we agreed to finance the production of the film for up to $2,250,000. Upon its release, we will receive all revenues generated by the film until such time as we recover 100% of our investment in the film. Once we recoup our investment in the venture, 50% of the net profits generated by the film will be paid to the Brown Partners and 50% will be paid to New Visual. The agreement anticipates the release of the film in Summer 2002.

         We believe that the transactions described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.


                                     ITEM 2.
                            APPROVAL OF AMENDMENT TO
                     OUR RESTATED ARTICLES OF INCORPORATION


GENERAL

         Our Board has unanimously approved, and recommends that the shareholders adopt, a proposal to amend Article I of our Restated Articles of Incorporation (the "Restated Articles") to change the name of the company from New Visual Entertainment, Inc. to New Visual Corporation. The text of the proposed amendment (the "Amendment") is set forth in the Articles of Amendment attached to this Proxy Statement as Appendix A.


REASONS FOR THE NAME CHANGE

         The Board of Directors believes that it is in the best interest of the Company to change its name in order to reflect its current and future business activities and strategic direction.

         Prior to November 1, 1999, we were principally engaged in the business of producing and distributing 3-D films, utilizing a low cost 3-D production and exhibition technology. In November 1999, we refocused our business plan to pursue certain new content telecommunications technologies. In accordance with this plan, we acquired New Wheel Technology, Inc. in February 2000, and have focused our financial and other resources on continuing their research and development activities.

         We have since developed a proprietary technology for significantly extending the range over which high-speed digital signals can be transmitted over metallic media, such as the world's existing network of copper telephone wires. Through our New Wheel Technology, Inc. subsidiary, we intend to design, develop, manufacture, license and market products based upon this proprietary technology, known as Cu@OCx.

         While we intend to complete our filmed entertainment projects under development and continue to distribute our existing library of 3-D content, our primary focus will be on our broadband business. Consequently, we believe that the name change will better reflect our intent.

         For the above reasons, we believe that the name change is in the best interests of New Visual and its shareholders.


                                     ITEM 3.
                      RATIFICATION OF INDEPENDENT AUDITORS

         Our Board of Directors has appointed Grassi & Co., CPAs, P.C. to serve as our independent auditors for the fiscal year ending October 31, 2001 and is soliciting your ratification of that appointment.

         Grassi & Co., CPAs, P.C. (formerly Tabb, Conigliaro & McGann, P.C.) has served as independent auditors to the Company since November 1999. In their role as independent auditors, they report on our financial statements. They also assist us with due diligence activities in connection with our acquisitions and provide general accounting and tax consulting. Representatives of Grassi & Co., CPAs, P.C. will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         Your ratification of our Board of Directors' selection of Grassi & Co., CPAs, P.C. is not necessary because our Board of Directors has responsibility for selection of our independent auditors. However, the Board of Directors and the Audit Committee will take your vote on this proposal into consideration when selecting our independent auditors in the future.

         We have been informed by Grassi & Co., CPAs, P.C. that neither the firm nor any of its members or associates has any direct financial interest or material indirect financial interest in the Company or its affiliates. During the Company's fiscal year ended October 31, 2000, we were billed the following fees by Grassi & Co., CPAs, P.C.:

         AUDIT FEES. The aggregate fees billed by Grassi & Co., CPAs, P.C. to us for professional services rendered for the audit of the Company's annual financial statements for the Company's fiscal year ended October 31, 2000 and the reviews of the unaudited financial statements included in the Company's quarterly reports on Form 10-QSB for 2000 were $100,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed by Grassi & Co., CPAs, P.C. to us for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services). No such services were rendered by Grassi & Co., CPAs, P.C. to us for the Company's fiscal year ended October 31, 2000.

         ALL OTHER FEES. The aggregate fees billed by Grassi & Co., CPAs, P.C. to us for professional services rendered to the Company for its fiscal year ended October 31, 2000, other than Audit Fees and Financial Information Systems Design and Implementation Fees described in the preceding two paragraphs, were $25,000 for non-financial statement audit services such as due diligence procedures associated with mergers and acquisitions; $20,000 for tax services; and $15,000 for other regulatory filings. The Audit Committee of the Board of Directors has concluded that the provision of these non-audit services is compatible with maintaining Grassi & Co., CPAs, P.C. 's independence.

         We recommend a vote FOR the ratification of Grassi & Co., CPAs, P.C. as our independent auditors for the current fiscal year.


                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

         SHAREHOLDER PROPOSALS. Our bylaws provide that shareholder proposals and director nominations by shareholders may be made in compliance with certain advance notice, informational and other applicable requirements. With respect to shareholder proposals (concerning matters other than the nomination of directors), the individual submitting the proposal must file a WRITTEN NOTICE with the Secretary of New Visual at 5920 Friars Road, Suite 104, San Diego, California 92108 setting forth certain information, including the following:

         o a brief description of the business desired to be bought before the meeting and the reasons for conducting that business at the meeting;

         o        the name and address of the proposing shareholder;

         o the number of shares of common stock beneficially owned by the proposing shareholder; and

         o any material interest of the proposing shareholder in such business.

         The notice must be delivered to the Secretary (1) at least 30, but no more than 60, days before any scheduled meeting or (2) if less than 40 days notice or prior public disclosure of the meeting is given, by the close of business on the 10th day following the giving of notice or the date public disclosure was made, whichever is earlier.

         BOARD NOMINATIONS. A shareholder may recommend a nominee to become a director of New Visual by giving the Secretary of New Visual (at the address set forth above) a WRITTEN NOTICE setting forth the following information concerning each person the shareholder proposes to nominate:

         o        the name, age, business address and residence of the person;

         o        the principal occupation or employment of the person;

         o the number of shares of common stock beneficially owned by the person; and

         o any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules of the SEC.

         The shareholder's notice must also contain the following information concerning the proposing shareholder:

         o        the name and record address of the proposing shareholder; and

         o the number of shares of common stock beneficially owned by the proposing shareholder.

         Such nominations must be made pursuant to the same advance notice requirements for shareholder proposals set forth in the preceding section.

         GENERALLY. Our annual meetings are held each year at a time and place designated by our Board of Directors in the notice of the meeting. Our 2002 annual meeting of shareholders is currently scheduled for May 29, 2002. Copies of our bylaws are available upon written request made to the Secretary of New Visual at the above address. The requirements described above do not supersede the requirements or conditions established by the SEC for shareholder proposals to be included in our proxy materials for a meeting of shareholders. The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our bylaws.


        ----------------------------------------------------------------


                    PLEASE TAKE A MOMENT NOW TO VOTE. PLEASE
                        SIGN AND RETURN YOUR PROXY CARD.

                                   THANK YOU.
        ----------------------------------------------------------------

                                                                      Appendix A
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                         NEW VISUAL ENTERTAINMENT, INC.

         Pursuant to the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, New Visual Entertainment, Inc., a Utah corporation (the "Corporation"), files these Articles of Amendment of the Articles of Incorporation.

         1. The name of the Corporation is NEW VISUAL ENTERTAINMENT, INC.

         2. The following amendment was adopted by the shareholders of the Corporation on ________, 2001, pursuant to the requirements of the Utah Revised Business Corporation Act. Article I of the Articles of Incorporation is hereby amended so as to read in its entirety as follows:

                                    ARTICLE I

                                 CORPORATE NAME

         The name of the corporation (hereinafter called "Corporation") is New Visual Corporation.

         3. The number of shares of common stock outstanding and entitled to vote upon such amendment was 24,853,291. The number of votes indisputably represented at the meeting was ________________.


         4. The number of shares voted for the amendment set forth in paragraph 2 above was ________________. The number of shares cast for the amendment was sufficient for approval of the amendment.

         5. The foregoing amendment does not provide for an exchange, reclassification, or cancellation of issued shares of the Corporation.

Dated:  __________  , 2001

                                        NEW VISUAL ENTERTAINMENT, INC.


                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                                                      APPENDIX B


                         NEW VISUAL ENTERTAINMENT, INC.
                             AUDIT COMMITTEE CHARTER

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

         The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Security Dealers, Inc. and The Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         3. Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

         5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         8.       Approve the fees to be paid to the independent auditor.

         9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

         10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         11. Review the appointment and replacement of the senior internal auditing executive.

         12. Review the significant reports to management prepared by the internal auditing department and management's responses.

         13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

         15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

         16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

                  (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  (b) Any changes required in the planned scope of the internal audit.

                  (c) The internal audit department responsibilities, budget and staffing.

         18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

         20. Review with the Company's General Counsel (or in the absence of a General Counsel, the Company's outside legal counsel) legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         21. Meet at least annually with the chief financial officer, the senior internal auditing executive (if different than the Chief Financial Officers) and the independent auditor in separate executive sessions.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor.

================================================================================
   NEW VISUAL
ENTERTAINMENT, INC.

Annual Meeting of Shareholders
 to be held June 27, 2001
                                      PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of New Visual Entertainment, Inc. (the "Company"), to be held on June 27, 2001 and the proxy statement in connection therewith, each dated _____________ (b) appoints Ray Willenberg, Jr. and C. Rich Wilson III, or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on May 7, 2001, at such annual meeting and at any adjournment(s) thereof, and (d) revokes any proxies heretofore given.

1. To elect as directors the following Nominees: Ivan Berkowitz, Lilly Beter, Allan Blevins, Bruce Brown, John Howell, Celso B. Suarez, Jr., Ray Willenberg, Jr., and C. Rich Wilson III.


          |_| FOR all the foregoing           |_| WITHHOLD AUTHORITY TO VOTE

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not struck.

2. Approval of the proposal to amend Article I of the Restated Articles of Incorporation to change the name of the company from New Visual Entertainment, Inc. to New Visual Corporation

                    |_| FOR    |_| AGAINST    |_| ABSTAIN


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------

                           (CONTINUED FROM OTHER SIDE)


3. Approval of the proposal to ratify Grassi & Co., CPAs, P.C. as the Company's independent auditors for the fiscal year ending October 31, 2001.


                    |_| FOR    |_| AGAINST    |_| ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION AND APPROVAL OF PROPOSALS 1, 2 AND 3, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.


IMPORTANT: Please date this proxy and sign exactly as your name or names appear thereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in the representative capacity, please so indicate when signing.



DATED: _______________, 2001                __________________________ Signature

----------------------------------------+
PLEASE SIGN, DATE AND RETURN THIS PROXY
PROMPTLY IN THE ACCOMPANYING ENVELOPE.      __________________________ Signature
----------------------------------------+                        if held jointly